UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 17, 2005
America Online Latin America, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31181	65-0963212

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6600 N. Andrews Avenue, Suite 300, Fort Lauderdale, Florida		33309

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 954-689-3000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
As previously reported, America Online Latin America, Inc. (“AOLA”) and its subsidiaries AOL Puerto Rico Management Services, Inc., America Online Caribbean Basin, Inc. and AOL Latin America Management LLC each filed voluntary petitions (“Bankrupcty Petitions”) for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on June 24, 2005. On October 17, 2005, AOLA and the above-listed debtor-in-possession subsidiaries filed their consolidated monthly operating report for August 2005, with the United States Bankruptcy Court for the District of Delaware. This monthly operating report is attached hereto as Exhibit 99.1. AOLA and the above-listed debtor-in-possession subsidiaries have not yet filed their consolidated monthly operating report for September 2005 with the United States Bankruptcy Court for the District of Delaware, but expect to file such monthly operating report by November 4, 2005.
Cautionary Statements Regarding Financial and Operating Data
AOLA cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating reports, as they were not prepared for the purpose of providing the basis for an investment decision relating to any of AOLA’s securities. The monthly operating reports were not audited or reviewed by independent accountants, are as prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. Furthermore, these reports refer to AOLA and the above-listed debtor-in-possession subsidiaries individually. These reports do not include results of certain non-debtor subsidiaries of AOLA and should not be deemed to be consolidated financial statements of AOLA. There can be no assurance that, from the perspective of an investor or potential investor in AOLA’s securities, the monthly operating reports are complete.
The monthly operating reports also contain information for periods which are shorter or otherwise different from those required in AOLA’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of AOLA’s financial condition or operating results for the period that would be reflected in AOLA’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the monthly operating reports should not be viewed as indicative of future results.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Monthly operating report for month ended August 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America Online Latin America, Inc.
October 20, 2005	By:	/s/ Charles M. Herington
		Name:	Charles M. Herington
		Title:	President and Chief Executive Officer

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